Exhibit 10.4

PURCHASE OPTION AGREEMENT

This Purchase Option Agreement dated December 14, 2007 is between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC.

R E C I T A L S:

WHEREAS, the parties have entered into the Base Agreement;

WHEREAS, the Base Agreement provides for entry into this Agreement by the parties; and

NOW, THEREFORE, in good and valuable consideration, the parties agree as follows:

ARTICLE I

DEFINITIONS

The definitions of the terms contained in the Base Agreement are incorporated herein. All terms defined in the Base Agreement will have the same meaning when employed in this Agreement. The following additional terms as used in this Agreement shall have the meanings indicated below unless the context otherwise requires:

1.1           “Base Agreement” shall mean the Base Agreement dated December 1, 2007 executed by REP and the SMP Parties, together with all exhibits and schedules attached thereto and referenced therein and any and all properly executed amendments thereto that expressly provide that they are to supplement, amend or revise said Based Agreement.

1.2           “Business Day” shall mean a day other than a Saturday, a Sunday, or any federal holiday.

1.3           “Closing” shall mean the occurrence of the events necessary to consummate a sale to REP pursuant to this Agreement.

1.4           “Closing Date” shall mean the date specified as such in each notice of intent to exercise an option described in Article III, Article IV and Article V of this Agreement.

1.5           “Consent Leases” shall mean the Leases described in Exhibit A.

1.6           “Default” shall mean the occurrence of any conditions, events or acts which would constitute an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

1.7           “Development/Earn in Agreement” shall mean the agreement dated December 14, 2007 between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC.

1.8           “Event of Default” shall mean the occurrence of any conditions, events or acts described in Section 9.1.

1.9           “NW Casmalia Option A Interests” shall mean (i) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the NW Casmalia Leases, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the NW Casmalia Property Rights.

1.10         “NW Casmalia Option B Interests” shall mean (i) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the NW Casmalia Leases, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the NW Casmalia Property Rights.

1.11         “NW Casmalia Option C Interests” shall mean (i) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the NW Casmalia Leases, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the NW Casmalia Property Rights.

1.12         “Option A” shall mean the option granted pursuant to Article III of this Agreement which is subject to the terms and conditions of this Agreement.

1.13         “Option A Exercise Period” shall mean the period from the Closing Date with respect to the Development/Earn In Agreement Option II until the earlier of (i) 3:00 p.m., Pacific Standard Time, on June 30, 2008, or (ii) occurrence of an Event of Default.

1.14         “Option A Interests” shall mean the Orcutt GTL Option A Interests, Orcutt OPL Option A Interests, Orcutt PEL Option A Interests and NW Casmalia Option A Interests.

1.15         “Option B” shall mean the option granted pursuant to Article IV of this Agreement which is subject to the terms and conditions of this Agreement.

1.16         “Option B Exercise Period” shall mean from the Closing Date with respect to Option A until the earlier of (i) 3:00 p.m., Pacific Standard Time, on September 30, 2008, or (ii) occurrence of an Event of Default.

1.17         “Option B Interests” shall mean the Orcutt GTL Option B Interests, Orcutt OPL Option B Interests, Orcutt PEL Option B Interests and NW Casmalia Option B Interests.

1.18         “Option C” shall mean the option granted pursuant to Artcile IV of this Agreement which is subject to the terms and conditions of this Agreement.

1.19         “Option C Exercise Period” shall mean from the Closing Date with respect to Option B until the earlier of (i) 3:00 p.m., Pacific Standard Time, on December 31, 2008, or (ii) occurrence of an Event of Default.

1.20         “Option C Interests” shall mean the Orcutt GTL Option C Interests, Orcutt OPL Option C Interests, Orcutt PEL Option C Interests and NW Casmalia Option C Interests.

1.21         “Orcutt GTL Option A Interests” shall mean (i) a 3.69637% BPO Working Interest and a 3.32673% APO Working Interest in the Orcutt GTL Leases, other than the Shell Lease, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt GTL Property Rights, all of which are subject to and burdened by the GTL Adjustment ORRI.

1.22         “Orcutt GTL Option B Interests” shall mean (i) a 3.69637% BPO Working Interest and a 3.32673% APO Working Interest in the Orcutt GTL Leases, other than the Shell Lease, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt GTL Property Rights, all of which are subject to and burdened by the GTL Adjustment ORRI.

1.23         “Orcutt GTL Option C Interests” shall mean (i) a 3.69637% BPO Working Interest and a 3.32673% APO Working Interest in the Orcutt GTL Leases, other than the Shell Lease, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt GTL Property Rights, all of which are subject to and burdened by the GTL Adjustment ORRI.

1.24         “Orcutt OPL Option A Interests” shall mean (i) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt OPL Leases, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt OPL Property Rights.

1.25         “Orcutt OPL Option B Interests” shall mean (i) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt OPL Leases, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt OPL Property Rights.

1.26         “Orcutt OPL Option C Interests” shall mean (i) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt OPL Leases, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt OPL Property Rights.

1.27         “Orcutt PEL Option A Interests” shall mean (i) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt PEL Leases, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt PEL Property Rights.

1.28         “Orcutt PEL Option B Interests” shall mean (i) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt PEL Leases, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt PEL Property Rights.

1.29         “Orcutt PEL Option C Interests” shall mean (i) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt PEL Leases, and (ii) a 3.33333% BPO Working Interest and a 2.99997% APO Working Interest in the Orcutt PEL Property Rights.

1.30         “REP Reaffirmation and Release” shall mean the instrument in the form of Exhibit B.

1.31         “SMP Parties Reaffirmation and Release” shall mean the instrument in the form of Exhibit C.

ARTICLE II

Option Price

2.1           Contemporaneously with the execution of this Agreement, as the purchase price for Option A, Option B and Option C, REP has delivered to SMP, as agent for itself and the remaining SMP Parties, REP’s check in the amount of ONE HUNDRED AND NO/100 Dollars (U.S. $100.00) (the “Independent Consideration”), which is in addition to and independent of any other consideration provided hereunder. The Independent Consideration is non-refundable and shall be retained by Seller under all circumstances.

2.2           The SMP Parties acknowledge the receipt of the Independent Consideration and acknowledge the sufficiency of the Independent Consideration as the purchase price for Option A, Option B and Option C to solely support this Agreement.

ARTICLE III

Option A

3.1           Grant of Option. Subject to the strict adherence to the terms and conditions contained in this Agreement, the SMP Parties hereby grant to REP the option to acquire an assignment of the (i) Orcutt GTL Option A Interests, (ii) Orcutt PEL Option A Interests, (iii) Orcutt OPL Option A Interests and (iv) NW Casmalia Option A Interests (excluding the Consent Leases if consent to assign is not obtained), prior to expiration of the Option A Exercise Period.

3.2           Notice of Intent to Exercise. REP must deliver to the SMP Parties written notice by REP of its intent to exercise Option A. The notice must be signed by REP and delivered to the SMP Parties no later than three (3) Business Days prior to the earlier of (i) the Closing Date, and (ii) expiration of the Option A Exercise Period. The notice must specify a Closing Date that is prior to expiration of the Option A Exercise Period. Delivery of such notice is a pre-condition to exercise of Option A.

3.3           Closing. A Closing will be scheduled for the Closing Date specified in the notice of intent to exercise pursuant to Section 3.2.

3.4           Exercise of Option. To exercise the option granted pursuant to this Article, REP must at the Closing deliver to the SMP Parties the following:

a.                                       by transfer of immediately available funds to an account designated by the SMP Parties, the sum of Eight Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 00/100 Dollars ($8,333,333.00) on or before the Closing Date; and

b.                                      a duly executed REP Reaffirmation and Release.

Provided that REP timely satisfies its requirements to exercise Option A the SMP Parties shall at the Closing deliver to REP the following:

a.                                       an assignment of the Orcutt GTL Option A Interests duly executed by GTL or its assignee;

b.                                      an assignment of the Orcutt PEL Option A Interests duly executed by PEL or its assignee;

c.                                       an assignment of the Orcutt OPL Option A Interests duly executed by OPL or its assignee;

d.                                      an assignment of the NW Casmalia Option A Interests (excluding the Consent Leases if consent to assign is not obtained prior to Closing) duly executed by NWCL or its assignee; and

e.                                       a duly executed SMP Parties Reaffirmation and Release dated as of the Closing Date.

3.5           Effect of Failure to Timely Exercise Option A. As provided in Article IX, failure to timely satisfy all of its requirements to exercise Option A shall constitute an Event of Default.

3.6           Effective Date of Assignment. The Effective Date of the assignments of the (i) Orcutt GTL Option A Interests, (ii) Orcutt PEL Option A Interests, (iii) Orcutt OPL Option A Interests, and (iv) NW Casmalia Option A Interests, shall be July 1, 2008.

ARTICLE IV

Option B

4.1           Grant of Option. Subject to the strict adherence to the terms and conditions contained in this Agreement, the SMP Parties hereby grant to REP the option to acquire an assignment of the (i) Orcutt GTL Option B Interests, (ii) Orcutt PEL Option B Interests, (iii) Orcutt OPL Option B Interests, and (iv) NW Casmalia Option B Interests (excluding the Consent Leases if consent to assign is not obtained), prior to expiration of the Option B Exercise Period.

4.2           Notice of Intent to Exercise. REP must deliver to the SMP Parties written notice by REP of its intent to exercise Option B. The notice must be signed by REP and delivered to the SMP Parties no later than three (3) Business Days prior to the earlier of (i) the intended Closing Date, and (ii) expiration of the Option B Exercise Period. The notice must specify a Closing Date that is prior to expiration of the Option B Exercise Period. Delivery of such notice is a pre-condition to exercise of Option B.

4.3           Closing. A Closing will be scheduled for the Closing Date specified in the notice of intent to exercise pursuant to Section 4.2.

4.4           Exercise of Option. To exercise the option granted pursuant to this Article, REP must at the Closing deliver to the SMP Parties the following:

a.                                       by transfer of immediately available funds to an account designated by the SMP Parties, the sum of Eight Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 00/100 Dollars ($8,333,333.00) on or before the Closing Date; and

b.                                      the duly executed REP Reaffirmation and Release.

Provided that REP timely satisfies its requirements to exercise Option B, the SMP Parties shall at the Closing deliver to REP the following:

a.                                       an assignment of the Orcutt GTL Option B Interests duly executed by GTL or its assignee;

b.                                      an assignment of the Orcutt PEL Option B Interests duly executed by PEL or its assignee;

c.                                       an assignment of the Orcutt OPL Option B Interests duly executed by OPL or its assignee;

d.                                      an assignment of the NW Casmalia Option B Interests (excluding the Consent Leases if consent to assign is not obtained prior to Closing) duly executed by NWCP or its assignee; and

e.                                       a duly executed SMP Parties Reaffirmation and Release

4.5           Effective Date of Assignment. The effective date of the assignments of the (i) Orcutt GTL Option B Interests, (ii) Orcutt PEL Option B Interests, (iii) Orcutt OPL Option B Interest, and (iv) NW Casmalia Option B Interests, shall be October 1, 2008.

ARTICLE V

Option C

5.1           Grant of Option. Subject to the strict adherence to the terms and conditions contained in this Agreement, the SMP Parties hereby grant to REP the option to acquire an assignment of the (i) Orcutt GTL Option C Interests, (ii) Orcutt PEL Option C Interests, (iii) Orcutt OPL Option C Interests, and (iv) NW Casmalia Option C Interests (excluding the Consent Leases if consent to assign is not obtained), prior to expiration of the Option C Exercise Period.

5.2           Notice of Intent to Exercise. REP must deliver to the SMP Parties written notice by REP of its intent to exercise Option C. The notice must be signed by REP and delivered to the SMP Parties no later than three (3) Business Days prior to the earlier of (i) the intended exercise date, and (ii) expiration of the Option C Exercise Period. The notice must specify a Closing Date that is prior to expiration of the Option C Exercise Period. Delivery of such notice is a pre-condition to exercise of Option C.

5.3           Closing. A Closing will be scheduled for the date specified in the notice of intent to exercise pursuant to Section 5.2.

5.4           Exercise of Option. To exercise the option granted pursuant to this Article, REP must at the Closing deliver to the SMP Parties the following:

a.                                       by transfer of immediately available funds to an account designated by the SMP Parties, the sum of Eight Million Three Hundred Thirty-Three Thousand Three Hundred Thirty-Three and 00/100 Dollars ($8,333,333.00); and

b.                                      the duly executed REP Reaffirmation and Release.

Provided that REP timely satisfies the requirements to exercise Option C, the SMP Parties shall at the Closing deliver to REP the following:

a.                                       an assignment of the Orcutt GTL Option C Interests duly executed by GTL or its assignee;

b.                                      an assignment of the Orcutt PEL Option C Interests duly executed by PEL or its assignee;

c.                                       an assignment of the Orcutt OPL Option C Interests duly executed by OPL or its assignee;

d.                                      an assignment of the NW Casmalia Option C Interests (excluding the Consent Leases if consent to assign is not obtained prior to Closing) duly executed by NWCP or its assignee; and

e.                                       a duly executed SMP Parties Reaffirmation and Release.

5.5           Effect of Failure to Timely Exercise Option C. As provided in Article IX, failure to timely satisfy all of its requirements to exercise Option C shall constitute an Event of Default.

5.6           Effective Date of Assignment. The effective date of the assignments of the (i) Orcutt GTL Option C Interests, (ii) Orcutt PEL Option C Interests, (iii) Orcutt OPL Option C Interests, and (iv) NW Casmalia Option C Interests, shall be January 1, 2009.

ARTICLE VI

Access to Information and Due Diligence

6.1           Record Review. To allow REP (i) to confirm the SMP Parties’ title, and (ii) to conduct additional due diligence with respect to the Orcutt Property and the NW Casmalia Property (following the exercise of Option A), the SMP Parties shall prior to expiration of the Option B Exercise Period, give REP access during normal business hours to all contract land and lease and operational records; to the extent such data and records are in the SMP Parties’ possession and relate to the property. The Confidentiality Agreement will continue in force and effect.

6.2           Physical Inspection. The SMP Parties (upon delivery by REP of its paid up insurance policy covering liability for the matters listed below) will permit REP, at its sole risk and expense, to conduct reasonable inspections of the Orcutt Property and the NW Casmalia Property at times approved by the SMP Parties. REP shall repair any damage to the properties resulting from its inspection and shall indemnify, defend and hold the SMP Parties harmless from and against any and all Claims arising from REP inspecting and observing the properties, including, without limitation, (a) Claims for personal injuries to or death of employees of REP, its contractors, agents, consultants and representatives, and damage to the property of REP or others acting on behalf of REP, regardless of whether such Claims arise out of or result in whole or in part, from the condition of the properties or the SMP Parties’ (or its employees’, agents’, contractors’, successors’ or assigns’) sole or concurrent negligence, strict liability or fault, and (b) Claims for personal injuries to or death of employees of the SMP Parties or third parties, and damage to the property of the SMP Parties or third parties, to the extent caused by the negligence, gross negligence or willful misconduct of REP.

6.3           Non-Extension. The Option A Exercise Period , the Option B Exercise Period and the Option C Exercise Period will not be extended for any reason including REP’s inability to conduct additional inspections and review so long as such inability is not the result, directly or indirectly, of the failure by the SMP Parties to perform their obligations under this Agreement.

ARTICLE VII

Treatment of Option Exercise Payments

Each option exercise payment shall be the cash purchase price for the acquired interest. The option exercise payments provided for in this Agreement shall be the property of the SMP Parties upon receipt. REP shall have no right to or interest in any option exercise payment. The restriction on application of funds contained in the Development/Earn in Agreement is not applicable to the option exercise payments made hereunder.

ARTICLE VIII

Incorporation of Base Agreement
Representations, Disclaimers, Warranties and Indemnities

REP and the SMP Parties ratify, confirm and adopt with respect to the Option A Interests, the Option B Interests and the Option C Interests all statements, terms, provisions, covenants, representations, disclaimers, warranties and indemnities made in the Base Agreement with the same force and effect as if set out in this Agreement in full.

ARTICLE IX

Defaults

9.1           Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default hereunder.

9.1.1        The failure of REP to timely satisfy the requirements to exercise any of the following options:  (i) Development/Earn-In Agreement Option I, (ii) Development/Earn-In Agreement Option II, (iii) Option A, (iv) Option B, or (v) Option C;

9.1.2        The failure, refusal or neglect of REP to properly observe, perform or comply with any covenant, agreement or obligation contained in this Agreement, the Base Agreement or Operating Agreements and the continuation of such failure, refusal or neglect for fifteen (15) days after written notice thereof has been given to REP by an SMP Party.

9.1.3        Any representation, warranty or statement made by REP in this Agreement or the Base Agreement shall prove to have been incorrect in any material respect when made or deemed to have been made and is not cured by REP within ten (10) days after written notice thereof has been given to REP by an SMP Party.

9.1.4        The filing or commencement by REP of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or REP shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debt as they become due, or shall take any corporate action to authorize any of the foregoing.

9.1.5        The filing or commencement of an involuntary case or other proceeding against REP seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days; or an order for relief shall be entered against REP under the federal bankruptcy laws as now or hereafter in effect.

9.2           Termination Consequences. Upon the occurrence of an Event of Default hereunder all options granted pursuant to this Agreement as to which a Closing has not occurred shall terminate.

ARTICLE X

Notices

Article XII of the Base Agreement is incorporated herein and made applicable hereto.

ARTICLE XI

Miscellaneous

11.1         Incorporation. Article XIII of the Base Agreement is incorporated herein and made applicable hereto.

11.2         Non-Exclusion. The express incorporation of specific provisions of the Base Agreement herein shall not limit the extent to which this Agreement and the assignments made hereunder are controlled by the Base Agreement.

11.3         Lease Exclusion Payment. In the event that consents to assignment of interests in the Consent Leases are not obtained prior to a Closing, NWCL shall within seven (7) days of the Closing with respect to each option pay to REP the sum of Nine Hundred Sixty-Three and 33/100 Dollars ($963.33).

IN WITNESS WHEREOF, the authorized representatives of the parties executing this Agreement on the dates stated below.

ROCK ENERGY PARTNERS, L.P.

By:	4R Oil & Gas, LLC, its General Partner

By:	/s/ Rocky V. Emery
Name:	Rocky V. Emery
Title:	Manager
Date:	12-12-07

SANTA MARIA PACIFIC, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

GITTE-TEN, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

NW CASMALIA PROPERTIES, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

PHOENIX ENERGY, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

ORCUTT PROPERTIES, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

DEVELOPMENT/EARN IN AGREEMENT

This Development/Earn In Agreement dated December 14, 2007 is between Rock Energy Partners, LP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC.

R E C I T A L S:

WHEREAS, the parties have entered into the Base Agreement;

WHEREAS, the Base Agreement provides for entry into this Development Agreement by the parties; and

NOW, THEREFORE, in good and valuable consideration, the parties agree as follows:

ARTICLE I

DEFINITIONS

The definitions of the terms contained in the Base Agreement are incorporated herein.  Unless otherwise defined in this Development Agreement, all terms defined in the Base Agreement will have the same meaning when employed in this Development Agreement.  The following additional terms as used in this Development Agreement shall have the meanings indicated below unless the context otherwise requires:

1.1                                 “Approved Orcutt Development Operations” shall mean Approved Development Operations relating to the Orcutt Leases.

1.2                                 “Base Agreement” shall mean the Base Agreement dated December 1, 2007 executed by REP and the SMP Parties, together with all exhibits and schedules attached thereto and referenced therein and any and all properly executed amendments thereto that expressly provide that they are to supplement, amend or revise said Agreement.

1.3                                 “Business Day” shall mean a day other than a Saturday, a Sunday, or any federal holiday.

1.4                                 “Closing” shall mean the occurrence of the events necessary to consummate a sale to REP pursuant to this Development Agreement.

1.5                                 “Closing Date” shall mean the date specified as such in each notice of intent to exercise an option described in Articles III and IV of this Development Agreement.

1.6                                 “Consent Leases” shall mean the Leases described in Exhibit C.

1.7                                 “Default” shall mean the occurrence of any conditions, events or acts which would constitute an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

1.8                                 “Development Agreement” shall mean this Development/Earn-In Agreement together with all exhibits and schedules attached hereto and referenced herein and any and all properly executed amendments hereto that expressly provide that they are to supplement, amend or revise this Development/Earn-In Agreement.

1.9                                 “Event of Default” shall mean the occurrence of any conditions, events or acts described in Section 8.1.

1.10                           “NW Casmalia Option II Interests” shall mean (i) a 10% BPO Working Interest and a 9% APO Working Interest in the NW Casmalia Lease, and (ii) a 10% BPO Working Interest and a 9% APO Working Interest in the NW Casmalia Property Rights.

1.11                           “Option I” shall mean the option granted pursuant to Article III of this Development Agreement which is subject to the terms and conditions of this Development Agreement.

1.12                           “Option I Exercise Period” shall mean the period from the date of this Development Agreement until the earlier of (i) 3:00 p.m., Pacific Standard Time, on February 15, 2008, or (ii) occurrence of an Event of Default.

1.13                           “Option I Interest” shall mean the Orcutt GTL Option I Interests, Orcutt OPL Option I Interests and Orcutt PEL Option I Interests.

1.14                           “Option II” shall mean the option granted pursuant to Article IV of this Development Agreement which is subject to the terms and conditions of this Development Agreement.

1.15                           “Option II Interest” shall mean the Orcutt GTL Option II Interests, Orcutt OPL Option II Interests, Orcutt PEL Option II Interests and Option II NW Casmalia Interests.

1.16                           “Option II Exercise Period” shall mean from the Closing Date with respect to Option II until the earlier of (i) 3:00 p.m., Pacific Standard Time, on April 15, 2008, or (ii) occurrence of an Event of Default.

1.17                           “Orcutt GTL Option I Interests” shall mean (i) a 1.85188% BPO Working Interest and a 1.66669% APO Working Interest in the Orcutt GTL Leases, other than the Shell Lease, and (ii) a 1.67% BPO Working Interest and a 1.503% APO Working Interest in the Orcutt GTL Property Rights, all of which are subject to and burdened by the GTL Adjustment ORRI.

1.18                           “Orcutt GTL Option II Interests” shall mean (i) a 5.54455% BPO Working Interest and a 4.99010% APO Working Interest in the Orcutt GTL Leases, other than the Shell

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Lease, and (ii) a 5% BPO Working Interest and a 4.5% APO Working Interest in the Orcutt GTL Property Rights, all of which are subject to and burdened by the GTL Adjustment ORRI.

1.19                           “Orcutt OPL Option I Interests” shall mean (i) a 1.67% BPO Working Interest and a 1.503% APO Working Interest in the Orcutt OPL Leases, and (ii) a 1.67% BPO Working Interest and a 1.503% APO Working Interest in the Orcutt OPL Property Rights.

1.20                           “Orcutt OPL Option II Interests” shall mean (i) a 5% BPO Working Interest and a 4.5% APO Working Interest in the Orcutt OPL Leases, and (ii) a 5% BPO Working Interest and a 4.5% APO Working Interest in the Orcutt OPL Property Rights.

1.21                           “Orcutt PEL Option I Interests” shall mean (i) a 1.67% BPO Working Interest and a 1.503% APO Working Interest in the Orcutt PEL Leases, and (ii) a 1.67% BPO Working Interest and a 1.503% APO Working Interest in the Orcutt PEL Property Rights.

1.22                           “Orcutt PEL Option II Interests” shall mean (i) a 5% BPO Working Interest and a 4.5% APO Working Interest in the Orcutt PEL Leases, and (ii) a 5% BPO Working Interest and a 4.5% APO Working Interest in the Orcutt PEL Property Rights.

1.23                           “Purchase Option Agreement” shall mean an agreement by that title dated December 14, 2007 between REP, Santa Maria Pacific, LLC, Gitte-Ten, LLC, NW Casmalia Properties, LLC, Phoenix Energy, LLC, and Orcutt Properties, LLC.

1.24                           “REP Reaffirmation and Release” shall mean the instrument in the form of Exhibit A.

1.25                           “SMP Parties Reaffirmation and Release” shall mean the instrument in the form of Exhibit B.

Any terms defined in other provisions of this Development Agreement shall have the meanings set out therein unless the context requires otherwise.

ARTICLE II

Option Price

2.1                                 Contemporaneously with the execution of this Development Agreement, as the purchase price for Option I and Option II, REP has delivered to SMP, as agent for itself and the remaining SMP Parties, REP’s check in the amount of ONE HUNDRED AND NO/100 Dollars (U.S. $100.00) (the “Independent Consideration”), which is in addition to and independent of any other consideration provided hereunder.  The Independent Consideration is non-refundable and shall be retained by Seller under all circumstances.

2.2                                 The SMP Parties acknowledge the receipt of the Independent Consideration and acknowledge the sufficiency of the Independent Consideration as the purchase price for Option I and Option II and to solely support this Agreement.

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ARTICLE III

Option I

3.1                                 Grant of Option.  Subject to the strict adherence to the terms and conditions contained in this Development Agreement, the SMP Parties hereby grant to REP the option to acquire an assignment of the (i) Orcutt GTL Option I Interests, (ii) Orcutt PEL Option I Interests, and (iii) Orcutt OPL Option I Interests, prior to expiration of the Option I Exercise Period.

3.2                                 Notice of Intent to Exercise.  REP must deliver to the SMP Parties written notice by REP of its intent to exercise Option I.  The notice must be signed by REP and delivered to the SMP Parties no later than three (3) Business Days prior to the earlier of (i) the Closing Date, and (ii) expiration of the Option I Exercise Period.  The notice must specify a Closing Date that is prior to expiration of the Option I Exercise Period.  Delivery of such notice is a pre-condition to exercise of Option I.

3.3                                 Closing.  A Closing will be scheduled for the Closing Date specified in the notice of intent to exercise pursuant to Section 3.2.

3.4                                 Exercise of Option.  To exercise the option granted pursuant to this Article, REP must at the Closing deliver to the SMP Parties the following:

a.                                       by transfer of immediately available funds to an account designated by the SMP Parties, the sum of Two Million Five Hundred Thousand and 00/100 Dollars ($2,500,000.00) on or before the Closing Date; and

b.                                      a duly executed REP Reaffirmation and Release.

Provided that REP timely satisfies its requirements to exercise Option I, the SMP Parties shall at the Closing deliver to REP the following:

a.                                       an assignment of the Orcutt GTL Option I Interests duly executed by GTL or its assignee;

b.                                      an assignment of the Orcutt PEL Option I Interests duly executed by PEL or its assignee;

c.                                       an assignment of the Orcutt OPL Option I Interests duly executed by OPL or its assignee; and

d.                                      a duly executed SMP Parties Reaffirmation and Release dated as of the Closing Date.

3.5                                 Effect of Failure to Timely Exercise Option I.  As provided in Article VIII, failure to timely satisfy all of its requirement to exercise Option I shall constitute an Event of Default.

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3.6                                 Effective Date of Assignment.  The Effective Date of the assignments of the (i) Orcutt GTL Option I Interests, (ii) Orcutt PEL Option I Interests, and (iii) Orcutt OPL Option I Interests, shall be February 1, 2008.

ARTICLE IV

Option II

4.1                                 Grant of Option.  Subject to the strict adherence to the terms and conditions contained in this Development Agreement, the SMP Parties hereby grant to REP the option to acquire an assignment of the (i) Orcutt GTL Option II Interests, (ii) Orcutt PEL Option II Interests, (iii) Orcutt OPL Option II Interests, and (iv) NW Casmalia Option II Interests (excluding the Consent Leases if consent to assign is not obtained), prior to expiration of the Option II Exercise Period.

4.2                                 Notice of Intent to Exercise.  REP must deliver to the SMP Parties written notice by REP of its intent to exercise Option II.  The notice must be signed by REP and delivered to the SMP Parties no later than three (3) Business Days prior to the earlier of (i) the intended Closing Date, and (ii) expiration of the Option II Exercise Period.  The notice must specify a Closing Date that is prior to expiration of the Option II Exercise Period.  Delivery of such notice is a pre-condition to exercise of Option I.

4.3                                 Closing.  A Closing will be scheduled for the Closing Date specified in the notice of intent to exercise pursuant to Section 4.2.

4.4                                 Exercise of Option.  To exercise the option granted pursuant to this Article, REP must at the Closing deliver to the SMP Parties the following:

a.                                       by transfer of immediately available funds to an account designated by the SMP Parties, the sum of Six Million Seven Hundred Twenty Thousand and 00/100 Dollars ($6,720,000.00) on or before the Closing Date;

b.                                      the duly executed REP Reaffirmation and Release; and

c.                                       the duly executed NW Casmalia Operating Agreement.

Provided that REP timely satisfies the requirements to exercise Option II, the SMP Parties shall at the Closing deliver to REP the following:

a.                                       an assignment of the Orcutt GTL Option II Interests duly executed by GTL or its assignee;

b.                                      an assignment of the Orcutt PEL Option II Interests duly executed by PEL or its assignee;

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c.                                       an assignment of the Orcutt OPL Option II Interests duly executed by OPL or its assignee;

d.                                      an assignment of the NW Casmalia Option II Interests (excluding the Consent Leases if consent to assign is not obtained prior to Closing) duly executed by NWCP or its assignee; and

e.                                       a duly executed SMP Parties Reaffirmation and Release.

4.5                                 Effect of Failure to Timely Exercise Option II.  As provided in Article VIII failure to timely satisfy all of its requirements to exercise Option II shall constitute an Event of Default.

4.6                                 Effective Date of Assignment. The effective date of the assignments of the (i) Orcutt GTL Option II Interests, (ii) Orcutt PEL Option II Interests, (iii) Orcutt OPL Option II Interests, and (iv) NW Casmalia Option II Interests, shall be April 1, 2008.

ARTICLE V

Access to Information and Due Diligence

5.1                                 Record Review.  To allow REP (i) to confirm the SMP Parties’ title, and (ii) to conduct additional due diligence with respect to the Orcutt Property and (following the exercise of Option I), the NW Casmalia Property, the SMP Parties shall prior to expiration of the Option II Exercise Period, give REP access during normal business hours to all contract land and lease and operational records; to the extent such data and records are in the SMP Parties’ possession and relate to the property.  The Confidentiality Agreement will continue in force and effect.

5.2                                 Physical Inspection.  The SMP Parties will (upon delivery by REP of its paid up insurance policy covering liability for the matters listed below) permit REP, at its sole risk and expense, to conduct reasonable inspections of the Orcutt Property and, following exercise of Option I, the NW Casmalia Property, at times approved by the SMP Parties.  REP shall repair any damage to the properties resulting from its inspection and shall indemnify, defend and hold the SMP Parties harmless from and against any and all Claims arising from REP inspecting and observing the properties, including, without limitation, (a) Claims for personal injuries to or death of employees of REP, its contractors, agents, consultants and representatives, and damage to the property of REP or others acting on behalf of REP, regardless of whether such Claims arise out of or result in whole or in part, from the condition of the properties or the SMP Parties’ (or its employees’, agents’, contractors’, successors’ or assigns’) sole or concurrent negligence, strict liability or fault, and (b) Claims for personal injuries to or death of employees of the SMP Parties or third parties, and damage to the property of the SMP Parties or third parties, to the extent caused by the negligence, gross negligence or willful misconduct of REP.

5.3                                 Environmental Inspection.  Prior to expiration of the Option I Exercise Period, REP shall have the right, at its sole cost, to perform and environmental assessment of the Orcutt Property and, following exercise of Option I, the NW Casmalia Property.  Unless otherwise agreed by the SMP Parties, the environmental assessment shall consist of (i) a review of all

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contracts, records and data (other than related to the Excluded Properties) relating to environmental matters, including without limitation, all environmental reports and site assessments to the extent such contracts, records and data are in the SMP Parties’ possession and government environmental records, and (ii) a site visit to visually inspect the property.

5.4                                 Non-Extension.  The Option I Exercise Period and the Option II Exercise Period will not be extended for any reason including REP’s inability to conduct additional inspections and review so long as such inability is not the result, directly or indirectly, of the failure by the SMP Parties to perform their obligations under this Agreement.

ARTICLE VI

Application of Option Exercise Payments

6.1                                 Ownership of Funds.  The option exercise payments provided for in this Development Agreement shall be the property of the applicable SMP Party immediately upon receipt.  REP shall have no right to or interest in any option exercise payment.

6.2                                 Application of Option I Exercise Payment.  The Option I Exercise Payment received by the applicable SMP Party pursuant to Article III shall be expended by said SMP Party in connection with Direct Cost of Approved Orcutt Development Operations.

6.3                                 Application of Option II Exercise Payment.  The Option II Exercise Payment received by the applicable SMP Parties pursuant to Article IV shall be expended by said SMP Parties solely in connection with Direct Cost of Approved Development Operations.

ARTICLE VII

Incorporation of Base Agreement

Representations, Indemnities, Disclaimers and Warranties

REP and the SMP Parties ratify, confirm and adopt with respect to the Option I Interest and the Option II Interest all statements, terms, provisions, covenants, representations, indemnities, disclaimers and warranties made in the Base Agreement with the same force and effect as if set out in this Development Agreement in full.

ARTICLE VIII

Defaults

8.1                                 Events of Default.  The occurrence of any one or more of the following events shall constitute an Event of Default hereunder.

8.1.1                        The failure of REP to timely satisfy the requirements to exercise either Option I or Option II;

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8.1.2                        The failure, refusal or neglect of REP to properly observe, perform or comply with any covenant, agreement or obligation contained in the Transaction Documents and the continuation of such failure, refusal or neglect for fifteen (15) days after written notice thereof has been given to REP by an SMP Party.

8.1.3                        Any representation, warranty or statement made by REP in this Development Agreement or the Base Agreement by REP shall prove to have been incorrect in any material respect when made or deemed to have been made and is not cured by REP within ten (10) days after written notice thereof has been given to REP by an SMP Party.

8.1.4                        The filing or commencement by REP of a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or REP shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debt as they become due, or shall take any corporate action to authorize any of the foregoing.

8.1.5                        The filing or commencement of an involuntary case or other proceeding against REP seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of ninety (90) days; or an order for relief shall be entered against REP under the federal bankruptcy laws as now or hereafter in effect.

8.2                                 Termination Consequences.  Upon the occurrence of an Event of Default hereunder (i) all options granted pursuant to this Development Agreement as to which a Closing has not occurred shall terminate, and (ii) all rights and options of REP under the Purchase Option Agreement shall terminate.

ARTICLE IX

Notices

Article XII of the Base Agreement is incorporated herein and made applicable hereto.

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ARTICLE X

Miscellaneous

10.1                           Article XIII of the Base Agreement is incorporated herein and made applicable hereto.

10.2                           Non-Exclusion.  The express incorporation of specific provisions of the Base Agreement herein shall not limit the extent to which this Agreement and the assignments made hereunder are controlled by the Base Agreement.

10.3                           Lease Exclusion Payment.  In the event that consents to assignment of the interests in the Consent Leases are not obtained prior to the Option II Closing, NWCL shall within seven (7) days of the Closing pay to REP the sum of Two Thousand Eight Hundred Ninety and 00/100 Dollars ($2,890.00).

IN WITNESS WHEREOF, the authorized representatives of the parties have executed this Development Agreement as of the date first set out above.

ROCK ENERGY PARTNERS, L.P.

By:	4R Oil & Gas, LLC, its General Partner

By:	/s/ Rocky V. Emery
Name:	Rocky V. Emery
Title:	Manager
Date:	12-12-07

SANTA MARIA PACIFIC, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

GITTE-TEN, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

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NW CASMALIA PROPERTIES, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

PHOENIX ENERGY, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

ORCUTT PROPERTIES, LLC

By:	/s/ David Pratt
Name:	David Pratt
Title:	Manager
Date:	12-12-07

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